UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 1, 2008 (January 31, 2008)

St. Mary Land & Exploration Company
(Exact name of registrant as specified in its charter)

Delaware	001-31539	41-0518430
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1776 Lincoln Street, Suite 700, Denver, Colorado 80203
(Address of principal executive offices)                (Zip Code)

Registrant’s telephone number, including area code: (303) 861-8140

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition.

In accordance with General Instruction B.2. of Form 8-K, the following information, including Exhibit 99.1, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

On January 31, 2008, St. Mary Land & Exploration Company (the “Company” or “St. Mary”) issued a press release announcing its estimated proved oil and gas reserves as of December 31, 2007, and updating its fourth quarter and full-year 2007 guidance.  A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 7.01                      Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information, including Exhibit 99.2, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

On January 31, 2008, St. Mary issued a separate press release announcing its 2008 production and financial guidance.  A copy of this press release is furnished as Exhibit 99.2 to this report.

Item 8.01                      Other Events.

On January 31, 2008, St. Mary announced that it completed the previously announced divestiture of non-core properties to Abraxas Petroleum Corporation and Abraxas Operating, LLC, a wholly-owned subsidiary of Abraxas Energy Partners, L.P.  The cash received, before commission costs, at closing was $131.6 million, which reflects the effect of changes in the composition of the asset package and customary closing adjustments to account for activity between the effective and closing dates.  The properties sold were located primarily in the Company’s Rocky Mountain and Mid-Continent regions.  St. Mary intends to use the proceeds to pay down outstanding bank borrowings.  A copy of the press release announcing the completion of the divestiture is filed as Exhibit 99.3 to this report.

The divestiture was consummated pursuant to a Purchase and Sale Agreement dated December 11, 2007, which was previously reported in a Current Report on Form 8-K filed by the Company on December 12, 2007, and is filed as Exhibit 2.1 to this report.  The Purchase and Sale Agreement was amended by a Ratification and Joinder Agreement dated January 31, 2008, which was consummated to add Abraxas Petroleum Corporation as a party to the original Purchase and Sale Agreement.  The Ratification and Joinder Agreement is filed as Exhibit 2.2 to this report.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed or furnished as part of this report:

Exhibit	Description
2.1*
Purchase and Sale Agreement dated December 11, 2007, among St. Mary Land & Exploration Company, Ralph H. Smith Restated Revocable Trust Dated 8/14/97, Ralph H. Smith Trustee, Kent J. Harrell, Trustee of the Kent J. Harrell Revocable Trust Dated January 19, 1995, and Abraxas Operating, LLC.

2.2*	Ratification and Joinder Agreement dated January 31, 2008, among St. Mary Land & Exploration Company, Ralph H. Smith, Kent J. Harrell, Abraxas Operating, LLC, and Abraxas Petroleum Corporation.
99.1**	Press release of St. Mary Land & Exploration Company dated January 31, 2008 – 2007 Reserves and Guidance
99.2**	Press release of St. Mary Land & Exploration Company dated January 31, 2008 – 2008 Guidance
99.3*	Press release of St. Mary Land & Exploration Company dated January 31, 2008 – Non-Strategic Asset Sale Closing
          _________________________

*	Filed with this Current Report on Form 8-K.
            **    Furnished with this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ST. MARY LAND & EXPLORATION COMPANY

Date:	February 1, 2008	By:	/s/ DAVID W. HONEYFIELD

David W. Honeyfield
Sr. Vice President – Chief Financial Officer & Secretary